Exhibit 10.3

SUBSCRIPTION DOCUMENTS

FIDELITY PRIVATE CREDIT COMPANY LLC

For Internal Use Only:

Subscription Amount: ____________

Subscription Date: ____________

Exhibit 10.3

FIDELITY PRIVATE CREDIT COMPANY LLC

SUBSCRIPTION BOOKLET

CONTENTS

(I)
Subscription Agreement
(II)
Attachment A, Subscriber Information Form and Signature Pages to the Subscription Agreement and Fund Documents
(III)
Attachment B, Subscriber Questionnaire
(IV)
Attachment C, Tax Forms
(V)
Attachment D, Privacy Notice

In connection with completing this Subscription Booklet, please sign and return original copies of

(1) executed item (II) – Attachment A, (2) item (III) – Attachment B, and (3) the executed tax forms listed in item (IV) – Attachment C to the Fund at alternatives@fmr.com.

Subscription Agreement

Fidelity Private Credit Company LLC 245 Summer Street,

Boston, MA 02210

1.
Subject to acceptance by Fidelity Diversifying Solutions LLC, a Delaware limited liability company (the “Investment Adviser”) and any other conditions precedent set forth herein or in any separate agreement entered into with the undersigned, the undersigned (the “Subscriber”) hereby (i) makes an irrevocable capital commitment to Fidelity Private Credit Company LLC, a Delaware limited liability company (the “Fund”), in the amount set forth on the Signature Pages (a “Capital Commitment”) and thereby subscribes to acquire the dollar amount of Class I Common Units (the “Units”) of the Fund through periodic capital calls of all or a portion of the Subscriber’s Capital Commitment and (ii) agrees to become a Member of the Fund, to be bound by all of the terms and conditions of the First Amended and Restated Limited Liability Company Agreement of the Fund, as the same may be amended from time to time (the “Fund Agreement”), and to perform the Subscriber’s obligations thereunder in accordance with the terms thereof. Capitalized terms used but not defined herein have their meanings set forth in the Confidential Private Placement Memorandum of the Fund, dated March 11, 2024, as the same may be updated and/or supplemented from time to time (the “Memorandum”) and the Fund Agreement (together with the Memorandum and this Subscription Agreement, the “Fund Documents”).

The Investment Adviser serves as the Fund’s investment adviser pursuant to an investment advisory agreement between the Fund and the Investment Adviser (the “Advisory Agreement”).

The Subscriber hereby agrees that this Subscription Agreement, and the subscription contemplated herein, is irrevocable, and the Subscriber further understands and agrees that (i) this subscription shall not be deemed accepted by the Fund unless and until the Fund has indicated its acceptance of such subscription by countersigning this Subscription Agreement and (ii) the Fund reserves the right to reject this subscription in whole or in part.

2.
The Subscriber understands and agrees that its Capital Commitment to the Fund shall be payable at the times and in the manner and amounts provided in or determined pursuant to the Fund Agreement. The Subscriber further understands and agrees that, in accordance with the terms of the Fund Agreement, upon the failure of the Subscriber to pay all or any portion of any drawdown due from the Subscriber on any drawdown date, the Subscriber will be in default and will be subject to certain rights and remedies available to the Fund as set forth in the Fund Agreement. For the avoidance of doubt, these remedies and rights set forth in the Fund Agreement are in addition to, and not in limitation of, any other rights available to the Fund at law or in equity.
3.
As an inducement to the Fund to accept this Subscription Agreement, the Subscriber hereby represents, warrants and, if applicable, covenants to the Fund, the Investment Adviser, and Fidelity Diversifying Solutions LLC, in its capacity as the administrator to the Fund (the “Administrator”), as follows:
(a)
The Subscriber, if an entity: (i) is duly formed, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) has the power and authority to execute and deliver this Subscription Agreement and each other document required to be executed and delivered by the Subscriber pursuant to the Fund Documents; (iii) represents that the execution and delivery of this Subscription Agreement and such other documents and the performance of the Subscriber’s obligations thereunder and the consummation of the transactions contemplated thereby have been duly authorized; and

(iv) represents that the person signing this Subscription Agreement on behalf of the Subscriber has been duly authorized to execute and deliver this Subscription Agreement and each other document required to be executed and delivered by the Subscriber pursuant to the Fund Documents.

(b)
The Subscriber, if a natural person: (i) is at least 21 years of age; and (ii) has all requisite legal capacity to acquire and hold Units on a capital commitment basis and to execute, deliver and comply with the terms of each of the documents required to be executed and delivered by the Subscriber pursuant to the Fund Documents. If the Subscriber is a natural person (or an entity that is an “alter ego” of a natural person), the Subscriber has received and read a copy of the initial privacy notice with respect to the Fund’s collection and maintenance of non-public personal information regarding the Subscriber attached hereto as Attachment E, and the Subscriber hereby requests and agrees, to the extent permitted by applicable law, that the Fund shall refrain from sending to the Subscriber (i) an annual privacy notice, as contemplated by 16 CFR Part 313, §313.5 (the Federal Trade Commission’s Final Rules regarding the Privacy of Consumer Financial Information); provided, that, to the extent required by applicable law, the Fund shall keep an annual privacy notice with the books and records of the business and such annual privacy notice shall be available to the Subscriber upon its request, and (ii) any other information regarding the customer relationship, as contemplated by 16 CFR Part 313, §313.9(e)(2). The Subscriber understands that, at any time subsequent to the date hereof, it may elect to receive any information contemplated by clauses (i) and (ii) above, but only to the extent that the Fund is required by applicable law to deliver such information, by providing reasonable prior written notice to the Fund to such effect.
(c)
The Subscriber is either: (i) acquiring the Units on a capital commitment basis for which the Subscriber has hereby subscribed for the Subscriber’s own account, for investment purposes only, not as a nominee or financial intermediary and not with a view to or for the resale or distribution thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Units (including, without limitation, an economic interest arising out of a structured note, swap or similar transaction entered into between the Subscriber and any other person with respect to which the Fund constitutes any component of the underlying reference asset); or (ii) subscribing as a nominee or financial intermediary for person(s) acquiring an economic interest in the Fund, as a swap counterparty under a swap or as an issuer of an investment incorporating the Fund as any component of its reference asset, in which case all representations, warranties, acknowledgements and covenants set forth herein that are made by the Subscriber shall be deemed also to be made by the Subscriber on behalf of the person(s) in respect of which the Subscriber is acting in such capacity, and any such person(s) is/are responsible to the Fund, the Investment Adviser, and the Administrator for the representations, warranties, acknowledgements and covenants of such person(s) made in this Subscription Agreement on behalf of such person(s) to the same extent as such person(s) would be had they executed this Subscription Agreement themselves.
(d)
The Subscriber has all governmental, regulatory and administrative registrations and approvals required for the Subscriber to invest in the Fund.
(e)
The Subscriber has such knowledge, sophistication and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Fund and has determined that the acquisition of Units on a capital commitment basis is a suitable investment for the Subscriber. The Subscriber recognizes that an investment in the Fund involves certain risks, the Subscriber understands and accepts the risks related to the subscription of Units on a capital commitment basis and the Subscriber is able to bear the economic risks of this investment (including the possible complete loss of the Capital Commitment amount). The Subscriber has adequate means of providing for current needs, contingencies and cash flow requirements and has no need for liquidity with respect to the Subscriber’s Units. In addition, the Subscriber has consulted, to the extent necessary, with the Subscriber’s own advisors with respect to the investment, tax, and other legal and financial aspects of an acquisition of Units on a capital commitment basis.

(f)
The Subscriber:
(i)
has been furnished a copy of the Memorandum, the Fund Agreement and Part 2A of the Investment Adviser’s Form ADV (“Form ADV”) and has carefully read and understands the Fund Documents and the Investment Adviser’s Form ADV and specifically agrees to and acknowledges the terms of the Fund Documents (including the exculpation and indemnification provisions set forth therein, and that such provisions shall survive the Fund’s dissolution); has evaluated the risks of an investment in the Fund, including the risks and conflicts of interest set forth in the Memorandum under “Certain Risks” and “Conflicts of Interest” and the considerations described under “Executive Summary of Principal Terms”, “Market Opportunity and Investment Approach”, “Summary of Certain Principal Terms of the Offering”, “Certain U.S. Federal Income Tax Matters”, and “Certain ERISA and Other Benefit Plan Investor Considerations” and has evaluated the risks of an investment in the Fund; and has relied solely on the information contained in the Fund Documents in deciding whether to make a subscription (irrespective of any other materials and information furnished to the Subscriber in connection with such subscription);
(ii)
has been furnished with any materials relating to the Fund, its operations, the offering of the Units on a capital commitment basis, the Fund Agreement, the investment experience of the Fund’s and the Investment Adviser’s personnel and any other matters relating to the Fund, the Investment Adviser, the Administrator, and this investment that the Subscriber has requested;
(iii)
understands that certain of the terms and conditions of the Fund and the Units originally set forth in the Memorandum may have been modified and, as modified, will be reflected in the final form of the Fund Agreement;
(iv)
understands that the Fund has limited financial and operating history upon which the Subscriber may evaluate its performance;
(v)
acknowledges that the past performance of any investments or investment funds in whose management the Fund, the Investment Adviser or their respective affiliates participated cannot be construed as any indication of the future results of an investment in the Fund, and there can be no assurance that the Investment Adviser will be successful in implementing the Fund’s strategy;
(vi)
has been afforded the opportunity to ask questions of, and receive answers from, the Fund, the Investment Adviser, and the Administrator to the extent that the Subscriber has deemed necessary or advisable in order to verify the accuracy of the information set forth in the Fund Agreement; and
(vii)
understands that the information provided in this Subscription Agreement will be relied upon by the Fund, including without limitation for the purpose of determining the eligibility of the Subscriber to purchase or hold the Units on a capital commitment basis and/or for the purpose of making any required filings pursuant to applicable securities laws. The Subscriber shall inform the Fund in writing promptly if any such information provided herein (including the schedules hereto and any other documents provided by the Subscriber to the Fund in connection with its investment in the Fund) ceases to be true and accurate and agrees to provide, if requested, any additional information that may reasonably be required by the Fund. In addition to the Subscriber’s agreement to provide updated information pursuant to other sections of this Subscription Agreement, the Subscriber will furnish to the Fund promptly, upon request, any information about the Subscriber reasonably determined by the Fund to be necessary or required by third parties for the evaluation, structuring, implementation or consummation of the Fund’s investments or for the formation, operation, dissolution, winding-up or termination of the Fund, including, without limitation, governmental agencies and authorities, if relevant.

(g)
The Subscriber is an “accredited investor”, as defined in Rule 501(a) of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “1933 Act”), for one or more of the reasons listed on Attachment B hereto, and the Subscriber has indicated its accredited investor status on Attachment B. The Subscriber understands that the Units that will be acquired by the Subscriber have not been registered under the 1933 Act, or the applicable securities laws of any states or other jurisdictions, and the Units cannot be resold or transferred unless the Units are subsequently registered under the 1933 Act and the applicable laws of any states or other jurisdictions, or unless an exemption from such registration is available. The Subscriber also understands that the Units and Capital Commitment obligations are not transferable, except with the consent of the Fund.
(h)
The Subscriber understands that the Fund will elect or has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Fund will not qualify as an excepted entity under the 1940 Act, as determined by the Fund. The Subscriber understands that the Fund has filed a registration statement on Form 10 (the “Registration Statement”) for the registration of its Units with the SEC under the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Registration Statement is not the offering document pursuant to which the Fund is conducting this offering of securities. Accordingly, the Subscriber should rely exclusively on information contained in the Memorandum, together with reports the Fund may file under the 1934 Act from time to time, in making its investment decisions. The Fund expects to enter into separate Subscription Agreements (the “Other Subscription Agreements” and, together with this Subscription Agreement, the “Subscription Agreements”) with other investors (the “Other Investors” and, together with the Subscriber, the “Investors”), providing for the sale of Units to the Other Investors. This Subscription Agreement and the Other Subscription Agreements are separate agreements, and the sales of Units to the undersigned and the Other Investors are to be separate sales.
(i)
The Subscriber acknowledges that the Investment Adviser is registered with the Commodity Futures Trading Commission (the “CFTC”) as a “commodity pool operator” (“CPO”). However, with respect to the Fund, the Investment Adviser is exempt from registration with the CFTC as a CPO under CFTC Rule 4.5. Consequently, unlike a registered CPO, the Investment Adviser is not required to deliver a Disclosure Document or an Annual Report, as these terms are used in the CFTC’s rules, to Members.
(j)
The Subscriber recognizes that there is not now any public market for the Units and that such a market is not expected to develop. Consequently, the Subscriber is prepared to hold Units in the Fund for a significant period of time.
(k)
The Subscriber acknowledges that distributions may be made in cash or in-kind.
(l)
The Subscriber is not subscribing for Units on a capital commitment basis as a result of, or subsequent to, any advertisement, article, notice or other communication published in any newspaper, magazine, website or similar media or broadcast over television, radio or internet, or presented at any seminar or general meeting, or any solicitation by a person not previously known to the Subscriber in connection with investments generally.

(m)
The Subscriber has determined that its subscription is consistent with the obligations which the Subscriber may have to its beneficiaries or beneficial owners, if any.
(n)
The Subscriber is not subject to any conviction, order, judgment, decree, suspension, expulsion, bar, injunction, investigation or proceeding, and has not filed or been named in a registration statement or Regulation A offering statement, such that the Fund (i) would be unable to rely on Rule 506 of Regulation D under the 1933 Act or (ii) would be required to make disclosures under Rule 506(d) of Regulation D under the 1933 Act, in each case assuming the Subscriber were to own, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, twenty percent (20%) or more of the outstanding voting equity securities of the Fund, calculated on the basis of (1) voting power, which includes the power to vote, or to direct the voting of, such securities; and/or (2) investment power, which includes the power to dispose, or to direct the disposition of, such securities.

The Subscriber may be required, at the Fund’s discretion, to complete an additional questionnaire for the purposes of complying with Rule 506(d) of Regulation D prior to the Subscriber’s purchase of Units, or at any time after such purchase and while the Subscriber continues to hold such Units. The Subscriber agrees to complete and return such questionnaire to the Fund as soon as practicable. The Subscriber acknowledges that if the Subscriber fails to provide any such representations or information in a timely manner, or any such representations or information cease to be true and correct, the Fund may take any action permitted by the Fund Agreement that it determines is necessary or advisable for the Fund to comply with Rule 506(d).

(o)
The Subscriber specifically waives any recourse against the Fund and the Investment Adviser in respect of the private placement of the Units and the operations of the Fund, provided that such person complies with the standard of care set forth in the Fund Agreement.
(p)
The Subscriber confirms that none of the Fund, the Investment Adviser or their respective affiliates guarantees the success of an investment in the Fund or that substantial or total losses will not be incurred on such investment.
(q)
The Subscriber understands that an investment in the Fund is subject to substantial fees and expenses. The Fund is authorized to retain and pay compensation out of the Fund’s assets to the Investment Adviser under the Advisory Agreement and certain affiliates of the Investment Adviser that provide services to the Fund, including, without limitation, the payment of a separate administrative fee (as detailed in the Memorandum).
(r)
The Subscriber specifically agrees and consents to the conflicts of interest to which the Investment Adviser or its respective affiliates may be subject in operating the Fund (as described in the Memorandum, the Fund Agreement, and the Investment Adviser’s Form ADV); including, without limitation, the use of service providers affiliated with the Investment Adviser.
(s)
The Subscriber acknowledges and agrees that by reason of the other business activities of one or more of the Investment Adviser or its respective affiliates, the Investment Adviser may not be able, or may determine not, to initiate a transaction for the Fund that the Investment Adviser would otherwise have initiated for the Fund.
(t)
The Subscriber acknowledges that the Investment Adviser or its respective affiliates may manage other investment funds, investment vehicles and/or accounts in addition to the Fund and that the Investment Adviser may have financial and other incentives to favor certain of such investment funds, investment vehicles and/or accounts over the Fund.

(u)
The Subscriber understands and consents to the brokerage and custody arrangements used by the Fund. The Investment Adviser and its affiliates may place portfolio transactions for the Fund with affiliated broker-dealers, including Fidelity Capital Markets (“FCM”), a division of National Financial Services LLC (“NFS”), a Fidelity Investments registered broker-dealer, or other brokers with whom it is under common control, if it reasonably believes that the quality of the transaction is comparable to what it would be with other qualified broker-dealers, and if the transaction is otherwise permitted under applicable law (including ERISA, as applicable). FCM may, as broker, cross transactions on an agency basis between the Fund and other funds and accounts. When effecting such agency cross transactions, FCM will act as broker for, receive commissions from, and have a potentially conflicting division of loyalties and responsibilities regarding the Fund and the other parties to the transaction; and, by the execution of this Agreement, the Subscriber hereby authorizes and consents to any and all of the foregoing transactions, including any exercise by the Fund of its right to consent to such transactions.
(v)
The Subscriber understands that (i) the Fund may execute trades through alternative trading systems or national securities exchanges, including MEMX, in which affiliates of the Investment Adviser have an interest, (ii) ancillary benefits in the form of increased valuation(s) of its equity interest, or other remuneration (including rebates) may be received by affiliates of the Investment Adviser or the Investment Adviser itself for trades placed on such venues, but it is not possible to predict the likelihood of that occurring or quantify the amount of any such benefit in advance, and (iii) by investing or remaining invested in the Fund, each Subscriber authorizes and consents to the possible execution of trades through affiliated alternative trading systems or exchanges.
(w)
The Subscriber understands that no U.S. federal or state agency, securities or commodity exchange or self-regulatory body has reviewed the private placement of the Units or made any finding or determination as to the fairness of the business terms of an investment in the Fund.
(x)
The Subscriber represents and warrants that, except as it may disclose in writing to the Fund, the Subscriber is not subject to the U.S. Freedom of Information Act or any similar legislation or regulation in any applicable jurisdiction that could compel the Subscriber to disclose to the public any information regarding the Subscriber’s subscription or the Subscriber’s Units.
(y)
The Subscriber covenants that the Subscriber will: (i) provide any information, form, certification, or other cooperation and assistance requested by and acceptable to the Fund that is necessary or advisable, as determined by the Fund, for the Fund (A) to prevent withholding or qualify for a reduced rate of withholding or backup withholding in any jurisdiction from or through which the Fund receives payments, (B) to satisfy reporting or other obligations under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the regulations of the U.S. Department of the Treasury (the “U.S. Treasury Department” or the “Treasury”), any agreement with the U.S. Treasury Department or any other government division or department or any applicable intergovernmental agreement or implementing legislation, or (C) to make payments (including of distributions) to the Subscriber free of (or at a reduced rate of) withholding or deduction; (ii) update or replace such form, certification or other information in accordance with its terms or subsequent amendments or as requested by the Fund; and (iii) otherwise comply with any reporting obligations imposed by the United States or any other jurisdiction, including reporting obligations that may be imposed by future legislation or regulations. The Subscriber hereby consents to the disclosure by the Fund of the foregoing information to any governmental authority or to any person or entity from which the Fund receives payments. The Subscriber waives any provision under the laws and regulations of any jurisdiction that would, in the absence of such waiver, prevent or inhibit the Fund’s compliance with applicable law as described in this paragraph including, but not limited to, preventing (i) the Fund from providing any requested information or documentation, or (ii) the disclosure by the Fund or its agents of the provided information or documentation to applicable governmental or regulatory authorities. The Subscriber understands that the Fund intends to elect or has elected to be treated as a “regulated investment company” within the meaning of Section 851 of the Code for U.S. federal income tax purposes. Pursuant to these elections, the Subscriber shall be required to furnish certain information to the Fund as required under U.S. Treasury Regulation §1.852-6(a) and other regulations. If the Subscriber is unable or refuses to provide such information directly to the Fund, the Subscriber understands that it shall be required to include additional information on its income tax return as provided in U.S. Treasury Regulation § 1.852-7.

(z)
The Subscriber certifies that the information contained in the executed Internal Revenue Service (“IRS”) Form W-9 as required to be returned to the Fund pursuant to Attachment C is true, correct, and complete. The Subscriber agrees to furnish to the Fund such additional information, documentation and certifications as the Fund may from time to time request, including, without limitation, information, documentation and certifications requested by the Fund in order for the Fund to reduce withholding pursuant to tax treaties, where applicable, or comply with the provisions of the Foreign Account Tax Compliance Act, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code (which, for the avoidance of doubt, the Fund or a related vehicle may enter in the sole discretion of the Fund), any fiscal or regulatory legislation, rules, or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation thereof, and any similar reporting regime under relevant non-U.S. law (together, “FATCA”). The Subscriber further agrees to notify the Fund immediately of any change in the information, documentation or certifications provided pursuant to this Section 3(z). In the event of any change in the applicable status of the Subscriber, or in the event that any information, documentation or certifications previously provided to the IRS becomes incorrect or obsolete (including, without limitation, by operation of law), the Subscriber will promptly inform the Fund thereof and execute and deliver updated information, documentation and certifications, including applicable new IRS forms. The Subscriber acknowledges that the information, documentation and certifications provided to the Fund may be disclosed to any applicable tax authority and third parties as appropriate in the judgment of the Fund. The Subscriber waives any provision under the laws and regulations of any jurisdiction that would, in the absence of such waiver, prevent or inhibit the Fund’s compliance with applicable law as described in this paragraph including, but not limited to, preventing (i) the Fund from providing any requested information or documentation, or (ii) the disclosure by the Fund or its agents of the provided information or documentation to applicable governmental or regulatory authorities.

(aa) If the Subscriber is treated as a nominee, then the representations in and provisions of Section 3(y)-(a) hereto are made with respect to both itself and its beneficial owner, and if the Subscriber is a disregarded entity for U.S. federal income tax purposes, then the representations in and provisions of Section 3(y)-(a) hereto are made with respect to itself and the first entity or individual in the Subscriber’s chain of ownership that is not a disregarded entity for U.S. federal income tax purposes.

(bb) If the Subscriber is or will be (or is acting on behalf of any person that is or will be) a Benefit Plan Investor, as described below, or a benefit plan that is not subject to Title I of ERISA or Section 4975 of the Code but is subject to any other federal, state, local, non-U.S. or other laws or regulations (“Similar Law”) that are similar to the fiduciary responsibility or prohibited transaction provisions contained in Title I of ERISA or Section 4975 of the Code (each of the foregoing, together with Benefit Plan Investors, a “Plan”), then the Subscriber agrees to indicate on the questionnaire that it is a Benefit Plan Investor and further represents and agrees that (A) the decision to invest in the Fund was made by a fiduciary of the Plan that has the authority and discretion to, and is duly authorized to, make a decision to invest in Units on a capital commitment basis on behalf of the Plan, (B) the Plan’s acquisition of Units on a capital commitment basis has been duly authorized in accordance with the plan documents governing such Plan, (C) the fiduciary authorizing the acquisition of the Units on a capital commitment basis is responsible for exercising independent judgment in evaluating the acquisition and holding of the Units, has considered its fiduciary duties under Section 404 of ERISA and has concluded that the purchase of such Units is consistent with such duties and is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies, (D) (I) the fiduciary authorizing the acquisition of Units on a capital commitment basis is not related to the Adviser, the Administrator, the Fund or any of their respective employees, representatives or affiliates, and (II) the none of the Adviser, the Administrator, the Fund or any of their respective employees, representatives or affiliates have investment discretion with respect to the investment of the Plan’s assets in the Fund, (E) the acquisition and the subsequent holding of such Units do not and will not constitute a “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code, that is not subject to an exemption contained in ERISA or adopted by the DOL thereunder, and (F) the provisions of any applicable Similar Law will not apply to the Fund’s operation or management as a result of the Plan’s investment in Units and the acquisition and holding of Units will not result in a non-exempt prohibited transaction under any applicable Similar Law.

a.
The Subscriber agrees promptly to provide to the Fund such information as the Fund may from time to time reasonably request for purposes of determining whether the assets of the Fund are “plan assets” (as defined in Section 3(42) of ERISA), and the Subscriber represents and warrants that such information it has provided and will provide to the Fund is true, accurate, and complete in all respects. The Subscriber understands that the Fund and Adviser are relying on such information and assurances in connection with, as applicable, determining whether Benefit Plan Investors own or will own less than 25% of the value of Units of the Fund.
b.
The Subscriber expressly acknowledges that the Fund has the authority, in its sole discretion, from time to time, to require capital contributions from Other Investors and not the Subscriber if the Fund determines that the purchase of Units pursuant to a capital contribution, in the opinion of the Fund, could result in the Fund being subject to ERISA or Section 4975 of the Code.
c.
If the Subscriber is acting on behalf of a Benefit Plan Investor, none of the Fund, the Adviser, or any affiliate of any of the foregoing has acted as, or otherwise represented or acknowledged that it is acting as, a fiduciary of the Subscriber (or, to the extent applicable, any of its underlying Benefit Plan Investors) with respect to the Subscriber’s decision to purchase or hold any Units, and none of the Fund, the Adviser, or any affiliate of any of the foregoing is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the acquisition or holding of any Units or shall at any time be relied upon as a fiduciary of the Subscriber (or, to the extent applicable, any of its underlying Benefit Plan Investors) with respect to any decision to purchase, or continue to hold, any Units.
d.
The representations and warranties set forth in this Section (bb) shall be deemed repeated and reaffirmed on each day the Subscriber holds its Units. Without limiting the remedies available in the event of a breach, if at any time during the term of the Subscriber’s investment in the Fund the representations and warranties set forth in this Section (bb) shall cease to be true, the Subscriber shall promptly notify the Fund in writing. If at any time during the term of the Subscriber’s investment in the Fund the Subscriber’s status as a

Benefit Plan Investor changes, the Subscriber shall promptly notify the Fund in writing.

e.
If the Subscriber (or any person or entity on whose behalf such Subscriber is acting) is not a Benefit Plan Investor on the date the Signature Pages are signed, then the Subscriber agrees to notify the Fund within a reasonable time in advance if the Subscriber becomes a Benefit Plan Investor, and in no event less than thirty (30) days prior to becoming a Benefit Plan Investor. The term “Benefit Plan Investor” refers to: (a) any “employee benefit plan,” as defined in, and subject to the fiduciary responsibility provisions of, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”); (b) any “plan,” as defined in and subject to Section 4975 of the Code (a “Tax Plan”); and (c) any entity (a “Plan Assets Entity”) deemed for any purpose of ERISA or Section 4975 of the Code to hold assets of any ERISA Plan or Tax Plan (each, a “Plan” and together the, “Plans”) due to investments made by Plans in such entity. Benefit Plan Investors include, but are not limited to, corporate pension and profit sharing plans, “simplified employee pension plans,” Keogh plans for self-employed individuals (including partners), individual retirement accounts, funded medical benefit plans, funded life insurance plans, church plans that have elected to be subject to ERISA, bank commingled trust funds or insurance company separate accounts in which Plans have invested, and, under certain circumstances, all or a portion of the general account of an insurance company.

(cc) The Subscriber understands that the Fund has retained Dechert LLP (“Dechert”) as counsel to the Fund and the Investment Adviser in connection with the formation of the Fund and the offer and sale of Units on a capital commitment basis in the Fund and that the Investment Adviser may retain Dechert as counsel in connection with the management and operation of the Fund, including, without limitation, making, holding or disposing of investments, or any dispute that may arise between the Subscriber or any other Member, on the one hand, and the Fund and/or the Investment Adviser on the other hand (the “LLC Legal Matters”). The Subscriber understands that Dechert will not represent the Subscriber in connection with the formation of the Fund and the offer and sale of Units on a capital commitment basis in the Fund, unless, subject to applicable law, the Fund (or an affiliate) and the Subscriber otherwise agree and the Subscriber separately engages Dechert. The Subscriber will, if it wishes counsel on any LLC Legal Matter, retain its own independent counsel with respect thereto and will pay all fees and expenses of such independent counsel. The Subscriber understands and agrees that Dechert has not investigated or verified the accuracy and completeness of any of the information set forth in the Fund Documents or in the due diligence materials made available to the Subscriber. Dechert is not providing any advice, opinion, representation, warranty or other assurance of any kind as to any matter to any Member.

(dd) The Subscriber’s answers to each question set forth in Attachment B are true and complete to the best information and belief of the Subscriber, and the Subscriber shall promptly notify the Fund of any changes affecting this Agreement or the answers in Attachment B occurring at any time.

By executing this Subscription Agreement, the Subscriber hereby irrevocably designates and appoints the Fund as its true and lawful representative and attorney-in-fact under the provisions of and in accordance with the terms of the Fund Agreement.

The Subscriber agrees that the foregoing representations and warranties, and all other information regarding the Subscriber set forth herein, may be used as a defense in any actions relating to the Fund or the offering of the Units on a capital commitment basis, and that it is only on the basis of such representations, warranties and other information that the Fund may be willing to accept this Subscription Agreement.

If there should be any material change in any of the foregoing information, representations, warranties or covenants, the Subscriber agrees to inform the Fund as promptly as reasonably practicable. The Subscriber acknowledges that the Fund, the Investment Adviser or their respective affiliates and the Members shall rely on such information, representations, warranties and covenants on an ongoing basis.

THE UNITS ARE SPECULATIVE, ILLIQUID, AND INVOLVE SUBSTANTIAL RISK. THE SUBSCRIBER COULD LOSE ALL OF THE SUBSCRIBER’S INVESTMENT IN THE FUND. THE SUBSCRIBER HAS READ CAREFULLY AND UNDERSTANDS THE FUND DOCUMENTS, AND HAS RELIED ON THE SUBSCRIBER’S OWN ADVISERS WITH RESPECT TO THE SUBSCRIBER’S SUBSCRIPTION AND THE SUITABILITY OF SUCH SUBSCRIPTION FOR THE SUBSCRIBER. THE SUBSCRIBER HAS NOT RELIED ON THE FUND, THE INVESTMENT ADVISER OR ANY OF THEIR RESPECTIVE EMPLOYEES, PRINCIPALS, AGENTS OR AFFILIATES FOR INVESTMENT, TAX OR OTHER LEGAL OR FINANCIAL ADVICE IN CONNECTION WITH THE PURCHASE OF UNITS ON A CAPITAL COMMITMENT BASIS, BUT ONLY ON THE SUBSCRIBER’S OWN ADVISERS.

4.
As an inducement to the Fund to accept this Subscription Agreement, the Subscriber hereby represents, warrants and, if applicable, covenants to the Fund, the Investment Adviser, and the Administrator (the “AML Parties”) as follows:
(a)
All evidence of identity provided by the Subscriber to the AML Parties is genuine, and all related information furnished by the Subscriber to the AML Parties is accurate. In order to prevent an investment in the Fund from being used as a means of money laundering, the Fund at its discretion may require a detailed verification of the identity of the Subscriber and source of funds (as well as the Subscriber’s direct or indirect beneficial owners, if any). The Subscriber restates and reaffirms the representations and warranties made by the Subscriber in Section 3(c) in the specific context of money- laundering prevention. Unless otherwise stated herein, the Subscriber is not acting as agent, representative, intermediary/nominee or in any similar capacity for any other person.
(b)
The Subscriber agrees to provide any information deemed necessary from time to time by any AML Party to comply with applicable anti-money laundering laws, any AML Party’s anti- money laundering and sanctions program and/or related responsibilities.
(c)
The Subscriber (or, if an entity, an authorized officer, director, partner, member, manager or other similar person thereof) certifies that: (i) it is in compliance with all applicable anti-money laundering and sanctions laws and regulations and, if legally required to maintain anti-money laundering policies (“AML Policies”) does so as required; and (ii) it has not received a deficiency letter, negative report or any similar determination regarding, and there is no current investigation relating to, its compliance with any applicable anti-money laundering laws and regulations and, if applicable, its AML Policies, from a person responsible for reviewing or auditing compliance therewith or from a regulator.
(d)
The Subscriber represents, warrants and covenants that none of the Subscriber, any person controlling, controlled by, or, to the Subscriber’s knowledge, under common control with, the Subscriber, or any person having a beneficial interest in the Subscriber or that will have a beneficial interest in the Units, is a Prohibited Investor,1 and that the Subscriber is not investing and will not invest in the

___________

1 “Prohibited Investors” include: (1) a Person that is the subject of any sanctions administered or enforced by the United States (including the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”); the U.S. Department of State; or the U.S.

Fund on behalf of or for the benefit of any Prohibited Investor. The Subscriber acknowledges that, if, following issuance of the Units to the Subscriber, an AML Party reasonably believes that the Subscriber (or any of Subscriber’s direct or indirect beneficial owners) is a Prohibited Investor, has otherwise breached any of the Subscriber’s representations, warranties or covenants set forth herein, furnished incorrect information to the Fund, or otherwise caused concerns under any AML Party’s anti-money laundering and sanctions program and/or related responsibilities (as applicable), the Fund may freeze the Subscriber’s Units, which the Fund may do by declining any additional Capital Contributions and/or segregating the assets attributable to the Subscriber’s Units and/or taking such other action as the Fund considers necessary or advisable in order to comply with applicable law, rules or regulations, including requiring the mandatory withdrawal of all or a portion of the Subscriber’s Units, prohibiting additional capital contributions by the Subscriber, restricting distributions to the Subscriber, or suspending the payment of withdrawal proceeds.

(e)
If the Subscriber or any director, officer, partner, member, shareholder, affiliate or beneficial owner of the Subscriber is or becomes a Senior Foreign Political Figure,2 any member of a Senior Foreign Political Figure’s Immediate Family3 or any Close Associate4 of a Senior Foreign Political Figure, the Subscriber has provided notice of such status to the AML Parties and will provide any information requested by the AML Parties to conduct enhanced due diligence as may be appropriate in the AML Parties’ discretion.
(f)
The Subscriber is not resident in, or organized or chartered under the laws of, a jurisdiction that has been designated by the U.S. Secretary of the Treasury under Section 311 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Interrupt and Obstruct Terrorism (USA PATRIOT) Act of 2001 (the “USA PATRIOT Act”) as warranting special measures due to money laundering concerns.5

___________

Department of Commerce); the United Nations Security Council; the European Union; or the United Kingdom; (2) a Person located, organized, or ordinarily resident in a jurisdiction that is the subject of comprehensive sanctions administered by the United States (currently, Cuba, Iran, North Korea, Syria, Crimea, or the so-called Donetsk or Luhansk People’s Republics regions); (3) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons maintained by OFAC, any SEC-maintained blocked persons list or other lists as required by law, the Administrator, the Investment Adviser or the Fund; (4) a Person with whom U.S. persons are otherwise prohibited from transacting or accepting investments under applicable sanctions; (5) any Foreign Shell Bank (as defined below); and (6) any Person resident in or whose subscription funds are transferred from or through an account in a jurisdiction that is designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering (“FATF”), of which the United States is a member, and with which designation the U.S. representative to the group or organization continues to concur.

2 “Senior Foreign Political Figure” means a current or former senior political official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a Senior Foreign Political Figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a Senior Foreign Political Figure. Senior executives are individuals with substantial authority over policy, operations or the use of government owned resources.

3 “Immediate Family,” with respect to a Senior Foreign Political Figure, typically includes such Senior Foreign Political Figure’s parents, siblings, spouse, children and in-laws.

4 “Close Associate” means, with respect to a Senior Foreign Political Figure, a person who is widely and publicly known (or actually known to the Subscriber) to maintain an unusually close relationship with such Senior Foreign Political Figure, and includes a Person who is in a position to conduct substantial U.S. and non-U.S. financial transactions on behalf of such Senior Foreign Political Figure.

5 The U.S. Treasury Department’s Financial Crimes Enforcement Network (“FinCEN”) issues advisories regarding countries of primary money laundering concern. FinCEN’s advisories are posted at https://www.fincen.gov/resources/advisoriesbulletinsfact- sheets.

(g)
The Subscriber’s Capital Contributions do not originate from, nor shall they be routed through, an account maintained at a Foreign Shell Bank,6 an “offshore bank” or a bank organized or chartered under the laws of a jurisdiction that is designated as non-cooperative with international anti- money laundering principles.
(h)
The Subscriber’s Capital Contributions will not cause the AML Parties to violate applicable anti-money laundering laws or sanctions.
(i)
The Subscriber does not know, or have reason to suspect, that the proceeds of its investment will be used (i) to fund or support any unlawful activity; or (ii) in any other manner that would cause the AML Parties to be in violation of applicable anti-money laundering laws or sanctions.
(j)
The Subscriber acknowledges and agrees that any distributions paid to the Subscriber by the Fund shall only be paid to the same account from which the Subscriber’s Capital Contributions were originally remitted, unless the Fund, in its sole discretion, agrees otherwise.
(k)
The Subscriber acknowledges and agrees that the AML Parties may release confidential information concerning the Subscriber and, if applicable, any person with a direct or indirect beneficial interest in the Subscriber’s Units or in the Subscriber itself, to affiliates or agents, as well as regulatory or law enforcement authorities, if any AML Party determines that it is required or advisable to do so in order to ensure compliance with law or if any AML Party considers such disclosure necessary or appropriate in the normal course of business or to enable them properly to conduct their affairs. The Subscriber acknowledges and agrees that any AML Party may share confidential information concerning the Subscriber and, if applicable, any person with a direct or indirect beneficial interest in the Subscriber’s Units or in the Subscriber itself, in connection with any actual or potential investment by the Fund to the extent such disclosure is reasonably determined by the Fund to advance the interests of the Fund in the consummation, administration or disposition of any such investment. The Subscriber also agrees that any AML Party may share information with agents, affiliates and other service providers in connection with the services they provide to the Fund, provided that such parties agree to preserve the confidentiality of such confidential information or are otherwise obligated to preserve the confidentiality of such confidential information pursuant to applicable law, rules or regulations.
(l)
The Subscriber, by executing the applicable Signature Pages of this Subscription Agreement, represents and warrants that the Subscriber’s Capital Contribution funds were derived from legal sources.

___________

6 “Foreign Shell Bank” means a Foreign Bank (as defined below) without a Physical Presence (as defined below) in any country, but does not include a Regulated Affiliate (as defined below).

“Foreign Bank” means an organization that: (i) is organized under the laws of a country outside the United States; (ii) engages in the business of banking; (iii) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations; (iv) receives deposits to a substantial extent in the regular course of its business; and (v) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a non-U.S. bank.

“Physical Presence” means a place of business that is maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank: (i) employs one or more individuals on a full-time basis; (ii) maintains operating records related to its banking activities; and (iii) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities.

“Regulated Affiliate” means a Foreign Shell Bank that: (i) is an affiliate of a depository institution, credit union or Foreign Bank that maintains a Physical Presence in the United States or a non-U.S. country, as applicable; and (ii) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union or Foreign Bank.

(m)
In addition to the foregoing, each AML Party reserves the right, but is not required, to request such information as such AML Party may deem necessary or advisable to verify the identity of the Subscriber (or the Subscriber’s direct or indirect beneficial owners) and/or the Subscriber’s source of funds, or to require the Subscriber, if an entity, to provide a copy of its anti-money laundering policies to the applicable AML Party. In the event of any delay or failure by the Subscriber to produce any information so requested, the Fund may, until proper information has been provided, refuse to accept any new Capital Contributions; refuse to process a transfer requested by the Subscriber; and/or delay or withhold distributions. The Fund reserves the right to require the Subscriber to withdraw its investment if at any time the Subscriber fails to provide any additional information requested by any AML Party for verification purposes, for purposes of evaluating the Subscriber’s anti-money laundering policies in light of applicable regulation and/or any AML Parties’ related anti-money laundering responsibilities, or as may be required by applicable law, rules or regulations.
(n)
The Subscriber agrees that it shall have no claim against any AML Party for any form of damages as a result of any AML Party taking any of the actions referred to in this Section 4.
(o)
The Subscriber understands and acknowledges that the Fund, and the Administrator on the Fund’s behalf, also reserves the right to refuse to pay any distributions to the Subscriber if the Fund or the Administrator suspects or is advised that the payment of distributions to the Subscriber may be non-compliant with applicable law, rules or regulations, or if such refusal is considered necessary or advisable to ensure the compliance by the Fund or the Administrator with such law, rules or regulations.

THE SUBSCRIBER AGREES PROMPTLY TO NOTIFY THE AML PARTIES, OR, IN THE CASE OF THE FUND, THE PERSON APPOINTED BY THE FUND TO ADMINISTER THE FUND’S ANTI-MONEY LAUNDERING PROGRAM AS NOTIFIED TO THE SUBSCRIBER BY THE FUND, IF ANY OF THE FOREGOING REPRESENTATIONS, WARRANTIES OR COVENANTS IS NO LONGER ACCURATE OR IF THE SUBSCRIBER IS NOT COMPLYING WITH ANY OF THE FOREGOING COVENANTS, IN EACH CASE IN ALL MATERIAL RESPECTS.

5.
[RESERVED].
6.
[RESERVED].
7.
[RESERVED].
8.
[RESERVED].
9.
The Subscriber hereby agrees to indemnify, to the extent permitted by law, the Fund, the Investment Adviser (and their respective officers, directors, trustees, shareholders, members, partners, employees, representatives and agents) and persons who serve at the Fund’s request as partners, members, directors, trustees, officers, employees, agents, advisers or managers, or independent contractors of another organization in which the Fund has any interest as a shareholder, creditor or otherwise, and their respective successors and assigns against any and all losses, damages, liabilities, costs and expenses (including attorneys’ fees and expenses) incurred or sustained by reason of, or in connection with: (i) any breach of any representation, warranty, covenant or agreement of the Subscriber contained in this Subscription Agreement; or (ii) any material misrepresentation or misstatement by the Subscriber contained herein.
10.
If the Subscriber is acting as trustee, agent, representative or nominee for a subscriber (a “Beneficial Owner”), the Subscriber understands and acknowledges that the representations, warranties and agreements made herein are made by the Subscriber (a) with respect to the Subscriber as well as (b) with respect to the Beneficial Owner. The Subscriber further represents and warrants that it has all requisite power and authority from said Beneficial Owner to execute and perform the obligations under this Subscription Agreement.

11.
The Subscriber agrees that on the date designated by the Fund as the date as of which the Subscriber has been admitted to the Fund, the Subscriber shall become a Member of the Fund, and shall be bound by all of the terms and conditions of the Fund Agreement, and shall be required to perform all of the Subscriber’s obligations thereunder in accordance with the terms thereof.
12.
[RESERVED].
13.
The following provisions are applicable even if the Fund does not accept this Subscription Agreement and the Subscriber does not become a Member:
(a)
THIS SUBSCRIPTION AGREEMENT IS MADE PURSUANT TO, AND SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE, NOTWITHSTANDING THE PLACE WHERE THIS SUBSCRIPTION AGREEMENT OR ANY FUND AGREEMENT IS EXECUTED BY ANY MEMBER OR PROSPECTIVE MEMBER OR THE LOCATION OF ANY OFFICE, VENTURE OR OPERATION OF THE FUND OR ANY MEMBER. ANY ACTION OR PROCEEDING BROUGHT BY THE INVESTMENT ADVISER OR ITS AFFILIATES AGAINST ONE OR MORE MEMBERS OR THE FUND RELATING IN ANY RESPECT TO THIS SUBSCRIPTION AGREEMENT, THE FUND AGREEMENT, THE OPERATION OF THE FUND AND/OR THE OFFERING OF THE UNITS ON A CAPITAL COMMITMENT BASIS MAY — AND ANY ACTION OR PROCEEDING BROUGHT BY ANY OTHER PARTY AGAINST ANY OF THE INVESTMENT ADVISER OR ITS AFFILIATES OR THE FUND RELATING IN ANY RESPECT TO THIS SUBSCRIPTION AGREEMENT, THE FUND AGREEMENT, THE OPERATION OF THE FUND AND/OR THE OFFERING OF THE UNITS ON A CAPITAL COMMITMENT BASIS SHALL — BE BROUGHT AND ENFORCED IN THE COMMONWEALTH OF MASSACHUSETTS OR (TO THE EXTENT SUBJECT MATTER JURISDICTION EXISTS THEREFOR) IN THE COURTS OF THE UNITED STATES FOR THE COMMONWEALTH OF MASSACHUSETTS, AND THE MEMBERS AND THE FUND IRREVOCABLY SUBMIT TO THE JURISDICTION OF BOTH SUCH STATE AND

U.S. FEDERAL COURTS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. THE SUBSCRIBER AND THE FUND IRREVOCABLY WAIVE ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO LAYING THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR IN THE COURTS OF THE UNITED STATES FOR THE COMMONWEALTH OF MASSACHUSETTS AND ANY CLAIM THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(b)
THE SUBSCRIBER HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM AGAINST THE INVESTMENT ADVISER OR ITS AFFILIATES OR THE FUND RELATING IN ANY WAY TO THIS SUBSCRIPTION AGREEMENT, THE FUND AGREEMENT, THE OPERATION OF THE FUND AND/OR THE OFFERING OF THE UNITS ON A CAPITAL COMMITMENT BASIS.
(c)
NOTWITHSTANDING THE FOREGOING, NOTHING CONTAINED HEREIN SHALL BE DEEMED TO CONSTITUTE A WAIVER OF ANY RIGHTS THAT ANY PERSON MAY HAVE UNDER LAW TO THE EXTENT THAT SUCH RIGHTS MAY NOT BE WAIVED, MODIFIED OR LIMITED UNDER LAW (INCLUDING U.S. FEDERAL SECURITIES LAWS).
(d)
THE SUBSCRIBER HEREBY AGREES THAT SERVICE OF PROCESS MAY BE EFFECTED ON THE SUBSCRIBER IN THE SAME MANNER AS NOTICES ARE GIVEN AS SET FORTH IN THE FUND AGREEMENT.

(e)
The Subscriber agrees that the Fund, the Investment Adviser, the Administrator, or one or more of the Fund or Investment Adviser or their respective affiliates would be subject to potentially irreparable injury as a result of any breach by the Subscriber of any of the representations, warranties, acknowledgements, covenants or agreements set forth in this Subscription Agreement, and that monetary damages would not be sufficient to compensate or make whole the Fund, the Investment Adviser, or the Administrator for any such breach. Accordingly, the Subscriber agrees that the Fund, the Investment Adviser, or the Administrator, separately or together, shall be entitled to seek equitable and injunctive relief, on an emergency, temporary, preliminary and/or permanent basis, so as to prevent any such breach or the continuation thereof.
(f)
The Subscriber agrees that (i) the representations, warranties, agreements and covenants set forth in this Subscription Agreement shall, in pertinent part, survive the acceptance (or rejection) of this Subscription Agreement and the dissolution of the Fund and (ii) this Subscription Agreement shall be binding upon the Subscriber and the Fund to the extent set forth herein prior to acceptance by the Fund and, if accepted, upon the Subscriber and the Fund, and shall inure to the benefit of the Subscriber, the Fund, the Investment Adviser, the Administrator and their respective affiliates.
(g)
In the event that any provision of this Subscription Agreement is held to be invalid or unenforceable in any jurisdiction, such provision shall be deemed modified to the minimum extent necessary so that such provision, as so modified, shall no longer be held to be invalid or unenforceable. Any such modification, invalidity or unenforceability shall be strictly limited both to such provision and to such jurisdiction, and in each case to no other. Furthermore, in the event of any such modification, invalidity or unenforceability, this Subscription Agreement shall be interpreted so as to achieve the intent expressed herein to the greatest extent possible in the jurisdiction in question and otherwise as set forth herein.
(h)
The Signature Pages of this Subscription Agreement may be executed in one or more counterparts, each of which shall, however, together constitute the same document. Electronic copies shall have the same binding force as originals.
(i)
The Subscriber agrees that the Fund is authorized to accept and execute this Subscription Agreement as well as any instructions given by the Subscriber in original signed form or by electronic communication. If instructions are given by electronic communication, the Subscriber shall indemnify the Fund, the Investment Adviser, the Administrator, or their respective affiliates for any losses and damages suffered by them as a result of acting on electronic communication instructions rather than instructions in original signed form. The Subscriber further agrees that the Fund, the Investment Adviser, the Administrator, and their respective affiliates are entitled to rely conclusively on any action taken on the basis of, any notice, consent, request, instruction or other instrument believed in good faith to be genuine or to be signed by properly authorized Persons.
(j)
This Subscription Agreement, including the appendices, exhibits and schedules hereto and any side letter or similar agreement entered into by the Subscriber, the Fund, and/or the Investment Adviser in connection with the Subscriber’s subscription for Units, and the Fund Agreement contain the entire agreement and understanding of the parties hereto relating to the subject matter hereof, and supersede any prior agreements and understandings of the parties relating to such subject matter. This Subscription Agreement may be amended only in writing, executed by the Subscriber and the Fund. The Subscriber acknowledges and agrees that any notations, alterations, strike-outs, addenda, inserts or verbiage purporting to amend the terms of this Subscription Agreement shall not be effective unless explicitly agreed to by the Fund or its agents. Absent explicit agreement, the issuance of a trade confirmation or contract note shall not be construed as the Fund’s acceptance or agreement to any such purported amendments.

(k)
No failure or delay on the part of the Fund, the Investment Adviser, or the Administrator in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Failure on the part of the Fund, the Investment Adviser, or the Administrator to challenge any act or omission of the Subscriber or to declare the Subscriber in default with respect to the Fund, the Investment Adviser, or the Administrator, irrespective of how long that failure continues, shall not constitute a waiver by the Fund, the Investment Adviser, or the Administrator of their rights with respect to such default. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.
(l)
The Subscriber has carefully read and understands the Fund Agreement, including without limitation the confidentiality undertakings set forth therein which shall apply to the Subscriber, whether or not this Subscription Agreement is accepted by the Fund.
14.
With the exception of the investor notices listed in Section 15 below, all notices or other communications that the Fund or the Subscriber may desire or be required to give hereunder shall be in writing and shall be delivered and effective as set forth in the Fund Agreement.
15.
The Subscriber agrees and consents to have the Fund, the Investment Adviser and/or the Administrator electronically deliver Account Communications (as defined herein). “Account Communications” means all current and future account statements; the Fund Agreement (including all supplements and amendments thereto); the Memorandum (including all supplements and amendments thereto); notices (including privacy notices); letters or notices to investors; and other tax information such as any applicable state or local tax information; periodic or annual reports; annual audited financial statements; and regulatory communications and other information, documents, data and records regarding each Member’s investment in the Fund. Electronic communication by the Fund and/or the Administrator includes email delivery as well as making Account Communications electronically available to the Members on the Administrator’s, Investment Adviser’s or their affiliates’ internet site, if applicable, and providing notice of such availability.
16.
The Subscriber recognizes that non-public information concerning the Subscriber set forth in this Subscription Agreement or otherwise disclosed by the Subscriber to the Fund or agents of the Fund, such as the Subscriber’s name, address, social security number, assets and income, and information regarding the Subscriber’s investment in the Fund (collectively, the “Information”), may be disclosed (i) to the Administrator, the Investment Adviser, attorneys, accountants and auditors in furtherance of the Fund’s business and to other service providers such as brokers who may have a need for the information in connection with providing services to the Fund, (ii) to third party service providers or financial institutions who may be providing services to the Fund provided that such persons must agree to protect the confidentiality of the Information and use the Information only for the purposes of providing services to the Fund, (iii) in connection with any actual or potential investment by the Fund to the extent such disclosure is reasonably determined by the Fund to advance the interests of the Fund in the consummation, administration or disposition of any such investment, and (iv) as otherwise required or permitted by law. The Fund and the Investment Adviser restrict access to the Information to their employees who need to know the Information to provide services to the Fund, and maintain physical, electronic and procedural safeguards that comply with U.S. federal standards to guard the Information. In addition to the foregoing, the following provisions shall apply:
(a)
The Fund and its associated or affiliated companies shall, in connection with the Information and other personal information provided about the Subscriber (together, “Personal Data”), comply with all applicable data protection and privacy legislation.

(b)
The Personal Data may be collected directly from the Subscriber, through the Administrator, including the Administrator’s employees, affiliates, agents or contractors, through the Subscriber’s agent or any other third party who communicates with the Fund on the Subscriber’s behalf. Where Subscribers are resident in other countries with equivalent data protection laws, the privacy notice in force at the relevant time, the current version of which is appended to this Subscription Agreement, shall constitute the required data processing information required under applicable data protection laws.
(c)
The Fund, the Investment Adviser and the Administrator may use the Personal Data for such purposes as are necessary in relation to the Subscriber’s investment in the Fund and the provision, administration or management of services to the Fund. This may include, without limitation, processing the Personal Data for the purposes of providing administrative services in connection with the Subscriber’s investment, preventing fraud, carrying out money laundering checks or conflict checks, complying with any legal regulations and reporting to and auditing by national and international regulatory bodies (collectively, the “Services”).
(d)
The Fund, the Investment Adviser and/or the Administrator may retain, disclose or transfer the Personal Data internationally both to other offices of the Administrator, its employees, affiliates, agents or contractors for the purposes described above, including to countries outside the United States which may not provide a similar level of data protection to that of countries within the United States. Agreement to this clause shall constitute notification and (where applicable) consent to such transfers.
(e)
In order to provide the Subscriber with the Services, the Fund will disclose the Personal Data to its associated or affiliated companies, the Investment Adviser, the Administrator and other third parties who will process the Personal Data on the Fund’s behalf for the purposes and in the manner set out in this clause.
(f)
The Privacy Notice, which is attached as Attachment E, is provided to you as a result of the privacy notice and disclosure regulations promulgated by the Federal Trade Commission under the Gramm-Leach-Bliley Act. The Privacy Notice explains the manner in which the Fund collects, utilizes and maintains non-public personal information about each Subscriber. The Privacy Notice only applies to Subscribers who are individuals and to certain entities that are essentially “alter egos” of individuals (e.g., revocable grantor trusts, individual retirement accounts or certain estate planning vehicles).
(g)
This Section 16 and the disclosure of Personal Data by the Subscriber is understood by the Subscriber and the Fund as constituting consent, or, where applicable, acknowledgement to the information provided in this Section 16, so that the Fund, the Investment Adviser, the Administrator and/or their respective employees, affiliates, agents or contractors may process the Personal Data on the terms set out in this section.

Attachment A

SUBSCRIBER INFORMATION FORM

Please return this form to the Fund

The Subscriber’s name, address, email address and telephone numbers are:

The primary contact at the Subscriber is: ________________________.

The Subscriber’s Requested Capital Commitment is $________________________.

The Subscriber’s tax year ends on: ________________________.

The Subscriber7 is [check, if applicable]:

☐	An “exempt organization” listed in Section 501(a), including a trust described in Section 401(a), of the Code.
☐	An individual retirement account as described in Section 408(a) of the Code or a Roth IRA as described in Section 408A(a) of the Code.
☐	A U.S. person (as described in Attachment (C)) that is not listed in Section 501(a) of the Code.

[Please continue to next page]

7 If the Subscriber is a disregarded entity for U.S. federal income tax purposes, please complete this section based on the status of the Subscriber’s regarded beneficial owner. Any prospective Subscriber that is not a U.S. person as described in Attachment (C) should contact the Fund.

Subscriber’s wire instructions for return of capital and/or distributions:

Account Name:
Account Number:
Name of Bank:
ABA / Routing Number:
SWIFT Code:
Reference:

Duplicate reports, notices and other communications should be sent to the following:

__________________________ ____________________________

(Name) (Phone)

___________________________ ___________________________

(Street Address) (Email)

___________________________

(City/State/Zip Code)

(If you would like duplicate reports, notices and other communications sent to additional contacts, please include the name, address and contact information for such party(ies) in a separate sheet.)

Name of Trustees or Other Fiduciaries Exercising Investment Discretion with Respect to the Trust (To be completed by Trust Subscribers Only)

Name	Occupation	Business Affiliation

Authorized Signatories:

Set forth below are the names of persons authorized by the Subscriber to give and receive instructions between the Fund and the Subscriber, together with their respective signatures. Such persons are the only persons so authorized until further written notice to the Fund signed by one or more of such persons. Note: Authorized Signatories do not necessarily need to be Trustees/Fiduciaries. (To be completed by Entity Subscribers Only)

Signature	Printed Name	Title

FIDELITY PRIVATE CREDIT COMPANY LLC FUND DOCUMENTS

SUBSCRIBER SIGNATURE PAGE

Please return this executed page to the Fund

The undersigned, desiring to become a Subscriber of Fidelity Private Credit Company LLC, a Delaware limited liability company (the “Fund”), subject to the acceptance of the Subscriber’s subscription by the Fund, hereby becomes a party to the Fund Documents of the Fund. The undersigned hereby agrees to all the provisions of said Fund Documents, and agrees that this signature page may be attached to any counterpart copy of said Fund Documents.

INDIVIDUALS	ENTITIES

Subscriber Signature	Print Name of Entity
By:
Print Name	Authorized Signatory

Additional Subscriber Signature / Signature of Spouse, if joint investment	Print Name

Print Name	Print Title
By:
Authorized Signature

Print Name

Print Title

The foregoing subscription is hereby accepted upon the terms and conditions set forth above this

__________________ day of _______________, 20__.

The Subscriber’s Accepted Capital Commitment is $__________________.

(if blank, the Accepted Capital Commitment will equal the Requested Capital Commitment)

FIDELITY PRIVATE CREDIT COMPANY LLC

By:
Name:
Title:

Attachment B

SUBSCRIBER QUESTIONNAIRE

Please complete and return this Questionnaire to the Fund

Name of Subscriber (please print): __________

PLEASE ANSWER ALL OF THE APPLICABLE QUESTIONS AND PROVIDE ALL OF THE REQUESTED INFORMATION IN THIS ATTACHMENT B. FAILURE TO ANSWER SUCH QUESTIONS/PROVIDE SUCH INFORMATION MAY RESULT IN A DELAY OR REJECTION OF YOUR SUBSCRIPTION FOR UNITS ON A CAPITAL COMMITMENT BASIS. THE FOLLOWING INFORMATION IS REQUIRED TO DETERMINE WHETHER THE SUBSCRIBER NAMED IN THE SUBSCRIPTION AGREEMENT TO WHICH THIS ATTACHMENT B IS ATTACHED AND INCORPORATED WILL BE ELIGIBLE TO INVEST IN THE FUND.

I.
Accredited Investor Status

The Subscriber hereby represents and warrants that it is correctly and in all respects described by the category or categories indicated by it or its authorized representative below.

Please check each box that applies under the appropriate subscription header (Individual or Entity).

FOR INDIVIDUAL SUBSCRIBERS (INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS)

☐

The Subscriber has a net worth (or joint net worth together with the Subscriber’s spouse or spousal equivalent) in excess of $1,000,000 and the Subscriber has no reason to believe that the Subscriber’s net worth will not remain in excess of $1,000,000 for the foreseeable future.[8]

☐

The Subscriber had individual income (exclusive of any income attributable to the Subscriber’s spouse (or spousal equivalent)) of more than $200,000 for each of the past two (2) years or joint income with the Subscriber’s spouse or spousal equivalent in excess of $300,000 in each of those years and the Subscriber reasonably expects to reach the same individual income level, or the same joint income level, as the case may be, in the current year.[9]

☐

The Subscriber is an Individual Retirement Account, Keogh plan or other self-directed plan (i.e., a tax-qualified defined contribution plan in which a participant may exercise control over the investment of assets credited to his or her account) in which all of the participants are accredited

___________

8 For these purposes, net worth means the fair market value of the Subscriber’s total assets less the Subscriber’s total liabilities, except that: (i) the Subscriber must exclude from the Subscriber’s assets the value of the Subscriber’s primary residence, and (ii) the Subscriber may exclude from the Subscriber’s liabilities the amount of indebtedness secured by the Subscriber’s primary residence other than any portion that (A) exceeds the fair market value of the Subscriber’s primary residence or (B) was incurred within sixty (60) days preceding the applicable Closing Date (other than as a result of the acquisition of the primary residence).

9 “Individual income” means adjusted gross income, as reported for U.S. federal income tax purposes, less any income attributable to a spouse (or spousal equivalent) or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax-exempt interest income under Section 103 of the Code; (ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040; (iii) any deduction claimed for depletion under Section 611 et seq. of the Code; (iv) amounts contributed to an Individual Retirement Account (as defined in the Code) or Keogh retirement plan; and (v) alimony paid.

investors (as described in this Part I of Attachment B).

☐

The Subscriber has certain professional certifications, designations or other credentials issued by an accredited educational institution (e.g., Series 7, Series 65 or Series 82 license), which the Securities and Exchange Commission has designated as qualifying an individual for accredited investor status.

(Please describe):

☐	The Subscriber is a “knowledgeable employee,” as defined in Rule 3c-5(a)(4) under the 1940 Act, of the Fund.[10]

FOR ENTITY SUBSCRIBERS

☐

The Subscriber is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investing in the Fund.

☐

The Subscriber is a tax-exempt organization described in Section 501(c)(3) of the Code, a corporation, a Massachusetts or similar business trust, a partnership or a limited liability company not formed for the specific purpose of acquiring the Units offered, with total assets in excess of $5,000,000.

☐

The Subscriber is an entity (e.g., Indian tribe, governmental body, fund, or entity organized under the laws of foreign countries) (i) not formed for the specific purpose of acquiring the Units offered and (ii) that owns “investments” as defined in Rule 2a51-1(b) under the 1940 Act in excess of $5,000,000.[11]

___________

10 If the Subscriber checks this box a separate Knowledgeable Employee Questionnaire may be required to be submitted in addition to this Subscriber Questionnaire. A “knowledgeable employee” includes an employee of the Fund, the Investment Adviser, or an affiliate thereof who, in connection with his/her regular functions or duties, participates in the investment activities of the Fund, Investment Adviser or affiliate thereof, as well as certain executive officers, directors, trustees, general partners, advisory board members, or persons serving in a similar capacity, of the foregoing.

11 (1) Net Investments. (A) (1) securities (other than securities of an issuer that controls, is controlled by, or is under common control with, the person that owns such securities); (2) real estate held for investment purposes; (3) commodity interests held for investment purposes; (4) physical commodities held for investment purposes; (5) financial contracts held for investment purposes (to the extent they are not securities); and (6) cash and cash equivalents held for investment, less (B) any outstanding indebtedness incurred to acquire any of the foregoing.

(2)
Investments. Includes the following:
(a)
Securities, including stocks, bonds and notes, other than securities of an issuer that controls, is controlled by or is under common control with the prospective qualified purchaser (e.g., an interest in a family-owned or closely-held business). Notwithstanding the foregoing, “Investments” includes securities held in (1) a company that files reports under the 1934 Act, or has a class of securities that is listed on a “designated offshore securities market,” as defined in Regulation S under the 1933 Act, (2) any registered or unregistered investment company (i.e., a company that would be required to register but for the exclusions or exemptions provided in the 1940 Act), or commodity pool and (3) any company with shareholders’ equity of not less than $50,000,000.
(b)
Real estate held for investment purposes. Real estate is not held for investment purposes if it is used by the prospective qualified purchaser or a related person for personal purposes or as a place of business, or in connection with the conduct of the trade or business of the prospective qualified purchaser or a related person; provided that real estate owned by a prospective qualified purchaser who is engaged primarily in the business of investing, trading or developing real estate in connection with such business may be deemed to be held for investment purposes. Residential real estate shall not be deemed to be used for personal purposes if deductions with respect to such real estate are not disallowed by Section 280A of the Code.

☐

The Subscriber is (a) a family office[12] (i) with assets under management in excess of $5,000,000, (ii) not formed for the specific purpose of acquiring the Units offered and (iii) whose prospective investment is directed by a person with such knowledge and experience in financial and business matters that the family office is capable of evaluating merits and risks of the prospective investment

___________

(c)
Any “Commodity Interests” held for investment purposes. “Commodity Interests” means any commodity futures contracts, options on commodity futures and options on physical commodities traded on or subject to the rules of (1) any contract market designated for trading such transactions under the U.S. Commodity Exchange Act, as amended (the “CEA”), and the rules thereunder, or (2) any board of trade or exchange outside the United States, as contemplated in Part 30 of the rules made under the CEA. A Commodity Interest or physical commodity owned, or a financial contract entered into, by a prospective qualified purchaser who is engaged primarily in the business of investing, reinvesting or trading in Commodity Interests, physical commodities or financial contracts in connection with such business may be deemed to be held for investment purposes.
(d)
Physical commodities (e.g., gold and silver), with respect to which Commodity Interests are traded on a contract market or board of trade described in (c) above, held for investment purposes.
(e)
Financial contracts (e.g., swaps and similar individually negotiated financial transactions), other than securities, held for investment purposes. “Financial Contract” means any arrangement that: (1) takes the form of an individually negotiated contract, agreement or option to buy, sell, lend, swap or repurchase, or other similar individually negotiated transaction commonly entered into by participants in the financial markets; (2) is in respect of securities, commodities, currencies, interest or other rates, other measures of value, or any other financial or economic interest similar in purpose or function to any of the foregoing; and (3) is entered into in response to a request from a counterparty for a quotation, or is otherwise entered into and structured to accommodate the objectives of the counterparty to such arrangement.
(f)
If the Subscriber is an excepted investment company (i.e., excluded from the definition of “investment company” pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act) or a commodity pool, any amounts payable to the Subscriber pursuant to a firm agreement or similar binding commitment pursuant to which a person has agreed to acquire an interest in, or make capital contributions to, the Subscriber upon demand.
(g)
Cash and cash equivalents (e.g., foreign currencies, bank deposits, certificates of deposit, bankers acceptances and the net cash surrender value of an insurance policy) held for investment purposes. Neither cash used by an individual to meet everyday expenses nor working capital used by a business is considered cash held for investment purposes.
(3)
Valuation. The value of Investments may be determined by either their fair market value on the most recent practicable date or their cost; provided that, in the case of Commodity Interests, value shall be the initial margin or option premium deposited in connection with such Commodity Interests.
(4)
Deductions; “Net Investments”. Any outstanding indebtedness incurred to acquire Investments must be deducted from the value of the Investments. In addition, any outstanding indebtedness incurred by an owner of a family company to acquire Investments must be deducted from the value of the family company’s Investments. “Net Investments” equals Investments minus such deductions.
(5)
Joint Investments. A natural person may include in the amount of such person’s Investments any Investments held jointly with such person’s spouse, or Investments in which such person shares with such person’s spouse a community property or similar shared ownership interest. Spouses who are making a joint investment may include in the amount of each spouse’s Investments any Investments owned by the other spouse (whether or not such Investments are held jointly).
(6)
Investments of Parents and Subsidiaries. A company may include Investments owned by majority-owned subsidiaries of the company, Investments owned by a company (“Parent Company”) of which the company is a majority-owned subsidiary, and Investments owned by other majority-owned subsidiaries of the Parent Company.
(7)
Retirement Plan Investments. A natural person may include in the amount of such person’s Investments any Investments held in an individual retirement account or similar account, so long as the Investments in such account are directed by and held for the benefit of such person.

12 A “family office” means a company (including its directors, partners, members, managers, trustees, and employees acting within the scope of their position or employment) that: (1) has no clients other than family clients; provided that if a person that is not a family client becomes a client of the family office as a result of the death of a family member or key employee (as defined in Rule 202(a)(11)(G)-1(d)) or other involuntary transfer from a family member or key employee, that person shall be deemed to be a family client for purposes of Rule 202(a)(11)(G)-1 of the Advisers Act for one year following the completion of the transfer of legal title to the assets resulting from the involuntary event; (2) is wholly owned by family clients and is exclusively controlled (directly or indirectly) by one or more family members and/or family entities; and (3) does not hold itself out to the public as an investment adviser.

or (b) a family client13 of such family office whose investment is directed by such family office.

☐

The Subscriber is either (i) an entity (excluding a trust) in which all of the equity owners, unit owners or participants (i.e., all partners (including limited partners) of a partnership and shareholders of a corporation) are “accredited investors” or (ii) a revocable trust of which each grantor is an accredited investor and has the power to revoke the trust at any time; provided that in either case the Subscriber makes the additional representations, warranties and covenants listed in footnote 14.[14]

☐	The Subscriber is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “1934 Act”).
☐

The Subscriber is a registered investment adviser pursuant to state law, a registered investment adviser pursuant to Section 203 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) or an exempt reporting adviser under Section 203(m) or Section 203(l) of the Advisers Act.

☐

The Subscriber is an investment company registered under the 1940 Act or a business development company as defined in Section 2(a)(48) thereof that was not formed for the specific purpose of investing in the Fund.

☐

The Subscriber is a bank as defined in Section 3(a)(2) of the 1933 Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, acting for its own account or for the account of an “accredited investor.”

___________

13 A “family client” means: (i) any family member; (ii) any former family member; (iii) any key employee; (iv) any former key employee, provided that upon the end of such individual’s employment by the family office, the former key employee shall not receive investment advice from the family office (or invest additional assets with a family office-advised trust, foundation or entity) other than with respect to assets advised (directly or indirectly) by the family office immediately prior to the end of such individual’s employment, except that a former key employee shall be permitted to receive investment advice from the family office with respect to additional investments that the former key employee was contractually obligated to make, and that relate to a family-office advised investment existing, in each case prior to the time the person became a former key employee; (v) any non-profit organization, charitable foundation, charitable trust (including charitable lead trusts and charitable remainder trusts whose only current beneficiaries are other family clients and charitable or non-profit organizations), or other charitable organization, in each case for which all the funding such foundation, trust or organization holds came exclusively from one or more other family clients; (vi) any estate of a family member, former family member, key employee, or, subject to the condition contained in paragraph (d)(4)(iv) of Rule 202(a)(11)(G)-1 of the Advisers Act, former key employee; (vii) any irrevocable trust in which one or more other family clients are the only current beneficiaries; (viii) any irrevocable trust funded exclusively by one or more other family clients in which other family clients and non-profit organizations, charitable foundations, charitable trusts, or other charitable organizations are the only current beneficiaries; (ix) any revocable trust of which one or more other family clients are the sole grantor; (x) any trust of which: (a) each trustee or other person authorized to make decisions with respect to the trust is a key employee; and (b) each settlor or other person who has contributed assets to the trust is a key employee or the key employee’s current and/or former spouse (or spousal equivalent) who, at the time of contribution, holds a joint, community property, or other similar shared ownership interest with the key employee; or (xi) any company wholly owned (directly or indirectly) exclusively by, and operated for the sole benefit of, one or more other family clients; provided that if any such entity is a pooled investment vehicle, it is excepted from the definition of “investment company” under the 1940 Act. See Rule 202(a)(11)(G)-1(d)(4) under the Advisers Act.

14 If the Subscriber is an accredited investor for the reason described in this response, the Subscriber hereby represents, warrants and covenants with respect to each person making investment decisions for the Subscriber that: (i) the Subscriber is sufficiently familiar with each such person’s regulatory status and/or asset ownership to make representations on each such person’s behalf;

(ii) each such person qualifies as an “accredited investor” under one or more of the provisions of this Subscriber Questionnaire;

(iii) the Fund may rely on the Subscriber’s representations on behalf of each such person hereunder to the same extent as if each such person had completed this Subscriber Questionnaire; and (iv) the Subscriber shall permit no direct or indirect transfer of beneficial interests in the Subscriber or change in investment decision making that at any time would result in any of the representations contained in clauses (i)-(iii) ceasing to be true.

☐	The Subscriber is a private business development company as defined in Section 202(a)(22) of the Advisers Act.
☐

The Subscriber is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended, or a rural business investment company (“RBIC”) as defined in Section 384(A) of the Consolidated Farm and Rural Development Act.

☐

The Subscriber is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

☐ ☐ ☐ ☐

The Subscriber is an employee benefit plan within the meaning of Title I of ERISA, if:

(A)
the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser;
(B)
the employee benefit plan has total assets in excess of $5,000,000; or
(C)
such plan is a self-directed plan with investment decisions made solely by persons that are “accredited investors.”

☐	The Subscriber is an insurance company as defined in Section 2(a)(13) of the 1933 Act, acting for its own account or for the account of an “accredited investor.”
☐	Other (describe): ________________

II.
Investment Companies
A.
Section 12(d)(1) of the 1940 Act contains limits on the extent to which Units of the Fund can be sold to any other investment company. The Subscriber hereby represents and warrants that it is correctly and in all respects described by the category or categories indicated by it or its authorized representative below.

Please check each box that applies:

☐	The Subscriber is registered or required to be registered as an investment company under the 1940 Act.
☐	The Subscriber has elected to be regulated as a business development company under the 1940 Act.
☐	The Subscriber is relying on an exclusion from the definition of “investment company” under Section 3(c)(1) or Section 3(c)(7) of the 1940 Act.
☐	The Subscriber is controlled[15] by an investment company.
☐	The Subscriber is relying on an exemptive rule or order that permits it to acquire and hold more

___________

15 Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to control such company.

than 3% of the outstanding voting securities of a business development company under Section 12(d)(1) of the 1940 Act, including Rule 12d1-4.

*If the Subscriber checked any of the above, please contact the Fund. FOR ENTITY SUBSCRIBERS

Entity Subscribers, please answer the following (B–F):

B.
Was the Subscriber formed for the specific purpose of investing in the Fund?

Yes No

C.
Does the amount of the Subscriber’s subscription to the Fund exceed forty percent (40%) of the value of the Subscriber’s total assets?

Yes No

D.
Have shareholders, partners or other holders of equity or beneficial interests in the Subscriber been provided the opportunity to decide individually whether or not to participate, or the extent of their participation, in the Subscriber’s investment in the Fund?

Yes No

E.
If the answer to any of (B), (C) or (D) above is yes, is each beneficial owner of the Subscriber’s securities a Qualified Purchaser? (Answer N/A if no answer to (B), (C) or (D) is yes.)

Yes No N/A

F.
Have all beneficial owners of the Subscriber’s securities (other than short-term paper) that acquired such securities on or before April 30, 1996 consented to the treatment of the Subscriber as a Qualified Purchaser? (Answer N/A if no securities of Subscriber were acquired before April 30, 1996.)

Yes No N/A

III.
Status for Purposes of ERISA.

A. Is the Subscriber a Benefit Plan Investor? A Benefit Plan Investor is (a) any “employee benefit plan,” as defined in, and subject to the fiduciary responsibility provisions of ERISA; (b) any “plan,” as defined in and subject to Section 4975 of the Code; and (c) any entity (a “Plan Assets Entity”) deemed for any purpose of ERISA or Section 4975 of the Code to hold assets of any of the investors described in (a) or (b) (each, a “Plan” and together the, “Plans”) due to investments made by Plans in such entity.

Yes No

IV Description of Subscriber

A.
FORM PF INVESTOR TYPE: Subscriber must check one box below that most accurately describes the Subscriber and its beneficial owners:

Please select one:

An individual that is a United States	An individual that is not a United States

☐ Person[16] (including their trusts)	☐ Person (including their trusts)
☐ A broker-dealer	☐ An insurance company
☐ An investment company registered with the Securities and Exchange Commission	☐ A Private Fund[17]
☐ A non-profit	☐ A pension plan (excluding a governmental pension plan)
☐ A banking or thrift institution (proprietary)	☐ A state or municipal Government Entity[18] (excluding a governmental pension plan)
☐ A state or municipal governmental pension plan	☐ A sovereign wealth fund or foreign official institution

☐ A person that is not a United States Person and about which the foregoing beneficial ownership information is not known and cannot reasonably be obtained because the beneficial interest is held through a chain involving one or more third party intermediaries

☐ Other —Specify: _________________

B.
PAY TO PLAY: Please check the appropriate box below if the Subscriber is or is investing on behalf of:

Please select one, if applicable:

☐	Any state of the United States or a political sub-division of a state of the United States.
☐	Any agency, authority, or instrumentality of a state of the United States or political subdivision of a state of the United States.
☐

A pool of assets sponsored or established by a state of the United States or political subdivision thereof or any agency, authority or instrumentality thereof, or a general fund of a state of the United States.

☐	Plan or program of any person covered by this Subsection IV.B.
☐	An officer, agent, or employee of a state of the United States or political subdivision or any agency, authority or instrumentality thereof, acting in their official capacity.

If the Subscriber has checked any of the foregoing boxes, the Subscriber certifies that other than Rule 206(4)-5 promulgated under the Advisers Act, there are no other “pay to play” or similar regulations that would be imposed on the Fund or its affiliates in connection with the Subscriber’s subscription for Units on a capital commitment basis.

___________

16 “United States Person” has the meaning set forth in rule 203(m)-1 under the Advisers Act.

17 “Private Fund” means any issuer that would be an investment company as defined in Section 3 of the Investment Company Act of 1940, as amended, but for Section 3(c)(1) or 3(c)(7) of that Act.

18 “Government Entity” means any state or political subdivision of a state, including (i) any agency, authority, or instrumentality of the state or political subdivision, (ii) a plan or pool of assets controlled by the state or political subdivision or any agency, authority, or instrumentality thereof, and (iii) any officer, agent, or employee of the state or political subdivision or any agency, authority, or instrumentality thereof, acting in their official capacity.

Please check the following box to indicate that the Subscriber is making such a certification.

V.
Subscriber’s Fidelity Person Status

Please answer the below (A-B):

A.
The Subscriber is an executive, employee, owner, officer or affiliate of any of the Fund, Investment Adviser, FMR LLC, or any of their respective direct or indirect subsidiaries (i.e., “Fidelity Investments”):

Yes No

B.
The Subscriber is a family member or estate planning vehicle of any of the persons identified in Section V.A. above:

Yes No

VI.
Election with Respect to Distributions
A.
The Fund may make quarterly distributions to those Subscribers who elect to receive such distributions. Please indicate below if the Subscriber elects to receive distributions, rather than cause the Fund to reinvest the associated amounts.

Yes, I elect to receive distributions.

Attachment C

TAX FORMS

Please sign and return a properly completed IRS Form W-9 to the Fund.

IRS Forms W-9 and related instructions can be obtained from the IRS website at www.irs.gov.

If you are not a “U.S. Person” for U.S. federal income tax purposes, please contact the Fund.

For these purposes, Section 7701(a)(30) of the Code defines a “U.S. Person” as: (i) an individual who is a citizen or resident of the U.S.; (ii) a corporation, partnership or other entity created or organized in the U.S. or under the laws of the U.S. or any political subdivision thereof; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust (A) which is subject to the supervision of a court within the U.S. and the control of one or more U.S. Persons as described in Section 7701(a)(30) of the Code or (B) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. Person.

Attachment D

PRIVACY NOTICE

Rev. 06/2023

FACTS	What do Fidelity Investments and the Fidelity Funds do with your personal information?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪
Social Security number and employment information
▪
assets and income
▪
account balances and transaction history

When you are no longer our customer, we continue to share your information as described in this notice.

HOW?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Fidelity Investments and the Fidelity Funds (hereinafter referred to as “Fidelity”) choose to share, and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES FIDELITY SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

QUESTIONS?

Call 800.343.3548. If we serve you through an investment professional, please contact them directly. Specific Internet addresses, mailing addresses, and telephone numbers are listed on your statements and other correspondence.

WHO WE ARE
Who is providing this notice?	Companies owned by Fidelity Investments and using the Fidelity name to provide financial services to customers, and the Fidelity Funds. A list of companies is located at the end of this notice.
WHAT WE DO
How does Fidelity protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Fidelity collect my personal information?

We collect your personal information, for example, when you

•
open an account or direct us to buy/sell your securities
•
provide account information or give us your contact information
•
tell us about your investment portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•
sharing for affiliates’ everyday business purposes — information about your creditworthiness
•
affiliates from using certain information to market to you
•
sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•
Fidelity Investments affiliates include companies with the Fidelity name (excluding the Fidelity Funds), as listed below, and other financial companies such as National Financial Services LLC, Strategic Advisers LLC, and FIAM LLC.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Fidelity does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Fidelity doesn’t jointly market.
OTHER IMPORTANT INFORMATION

If you transact business through Fidelity Investments life insurance companies, we may validate and obtain information about you from an insurance support organization. The insurance support organization may further share your information with other insurers, as permitted by law. We may share medical information about you to learn if you qualify for coverage, to process claims, to prevent fraud, or otherwise at your direction, as permitted by law. You are entitled to receive, upon written request, a record of any disclosures of your medical record information. Please refer to your statements and other correspondence for mailing addresses.

If you establish an account in connection with your employer, your employer may request and receive certain information relevant to the administration of employee accounts.

If you interact with Fidelity Investments directly as an individual investor (including joint account holders), we may exchange certain information about you with Fidelity Investments financial services affiliates, such as our brokerage and insurance companies, for their use in marketing products and services, as allowable by law. Information collected from investment professionals’ customers is not shared with Fidelity Investments affiliates for marketing purposes, except with your consent and as allowed by law.

The Fidelity Funds have entered into a number of arrangements with Fidelity Investments companies to provide for investment management, distribution, and servicing of the Funds. The Fidelity Funds do not share personal information about you with other entities for any reason, except for everyday business purposes in order to service your account.

For additional information, please visit Fidelity.com/privacy

WHO IS PROVIDING THIS NOTICE?

Empire Fidelity Investments Life Insurance Company®; FIAM LLC; Fidelity Brokerage Services LLC; Fidelity Distributors Company LLC; Fidelity Diversifying Solutions LLC; Fidelity Funds, which include funds advised by Strategic Advisers LLC and Fidelity Diversifying Solutions LLC; Fidelity Health Insurance Services, LLC; Fidelity Institutional Wealth Adviser LLC; Fidelity Insurance Agency, Inc.; Fidelity Investments Institutional Operations Company LLC; Fidelity Investments Life Insurance Company; Fidelity Management Trust Company; Fidelity Personal and Workplace Advisors LLC; Fidelity Personal Trust Company, FSB; Fidelity Wealth Technologies LLC; National Financial Services LLC and Strategic Advisers LLC.

Effective June 2023.	1.752018.126
© 2023–2024 FMR LLC. All rights reserved	PRIV-INS-0623
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